UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 21, 2011 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33689 (Commission File Number)	04-3387530 (IRS Employer Identification No.)
311 Arsenal Street, Watertown, MA 02472
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 617-402-1000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1
EX-99.2
EX-99.3

Item 1.01	Entry into a Material Definitive Agreement.
On July 21, 2011, athenahealth, Inc., a Delaware corporation (“athenahealth”) and Prometheus Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of athenahealth (“MergerCo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Proxsys LLC, an Alabama limited liability company (“Proxsys”), and Hollis Gieger as Securityholders’ Representative. Pursuant to the Merger Agreement, MergerCo will merge with and into Proxsys, with Proxsys remaining as the surviving entity (the “Surviving Entity”) after the merger (the “Merger”). After giving effect to the Merger, athenahealth will be the sole member of the Surviving Entity. There are no material relationships among athenahealth and Proxsys or any of their respective affiliates or any of the other parties to the Merger Agreement or the related ancillary agreements, other than in respect of such agreements.
At the effective time of the Merger, by virtue of the Merger and without any action on the part of the holders of any membership interest in Proxsys, all of Proxsys’s issued and outstanding membership interests, participation units under its Employee Incentive Compensation Plan, and warrants will be converted into the right to receive an aggregate amount of $28.0 million, subject to customary adjustments, including adjustments upward or downward to reflect the working capital of Proxsys as of the close of business on the day immediately prior to the date on which the transactions contemplated by the Merger Agreement are consummated (the “Base Consideration”). The Merger Agreement also contemplates the payment of an additional $8.0 million in earn-out consideration if the Surviving Entity and athenahealth achieve certain business and financial milestones between the closing date and the second anniversary thereof (the “Earn-out Consideration”). The Merger Agreement also provides that $1.96 million of the Base Consideration and up to $1.4 million of the Earn-out Consideration will be placed into an escrow account to settle certain claims for indemnification for breaches or inaccuracies in Proxsys’s representations and warranties, covenants, agreements, and losses attributable to certain taxes, and payments due to Parent for certain adjustments to the calculation of the working capital of Proxsys.
The Merger and Merger Agreement were approved by the board of directors of athenahealth, the manager and sole member of MergerCo, and the members and managers of Proxsys. The Merger Agreement contains customary representations, warranties, and covenants by each of the parties. The Merger is expected to close in the third quarter of 2011, subject to customary closing conditions.
The foregoing description of the Merger Agreement does not purport to be a complete statement of the parties’ rights under the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.
On July 21, 2011, athenahealth issued a press release regarding its financial and operational results for the quarter ended June 30, 2011. athenahealth also posted prepared remarks with respect to its second quarter results on the Investors section of its website at www.athenahealth.com. Copies of the press release and prepared remarks are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
The information included in this Current Report on Form 8-K pursuant to this Item 2.02, including Exhibit 99.1and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.
On July 21, 2011, athenahealth issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.
The information in this Item 7.01 and Exhibit 99.3 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the Merger. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of athenahealth, Inc., which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Merger does not close. For additional disclosure regarding these and other risks faced by athenahealth, Inc., see the disclosures contained in our public filings with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q, and Annual Report on Form 10-K for the fiscal year ended December 31, 2010, under the heading

Part I, Item IA “Risk Factors,” available on the Investors section of our website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 21, 2011, by and among athenahealth, Inc., Prometheus Acquisition LLC, Proxsys LLC, and the Securityholders’ Representative named therein.
99.1	Press release issued by athenahealth, Inc. on July 21, 2011, furnished herewith.
99.2	Prepared remarks dated as of July 21, 2011, furnished herewith.
99.3	Press release issued by athenahealth, Inc. on July 21, 2011, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. athenahealth, Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc. (Registrant)
July 21, 2011	/s/ TIMOTHY M. ADAMS
Timothy M. Adams
CFO & SVP

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 21, 2011, by and among athenahealth, Inc., Prometheus Acquisition LLC, Proxsys LLC, and the Securityholders’ Representative named therein.
99.1	Press release issued by athenahealth, Inc. on July 21, 2011, furnished herewith.
99.2	Prepared remarks dated as of July 21, 2011, furnished herewith.
99.3	Press release issued by athenahealth, Inc. on July 21, 2011, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. athenahealth, Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.